The total number of sequentially numbered pages in this manually signed original is 6. Exhibit Index is sequential page no. 4.


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          June 30, 1997
                                                     ---------------------



                               INTEGON CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                           001-10997                     13-3559471
--------------                ------------------------       -------------------
(State or Other               (Commission File Number)       (I.R.S. Employer
Jurisdiction of Incorporation)                               Identification No.)



                              500 West Fifth Street
                       Winston-Salem, North Carolina 27152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (910) 770-2000
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
               ---------------------------------------------------
          (Former name or former address, if changed since last report.)





                                   Page 1 of 6
                           Exhibit Index is on Page 4

Item 5.  Other Events

          On June 30, 1997, Integon Corporation (the "Company") issued a press release announcing the extension of the exchange offer for the capital securities. A copy of the press release is attached hereto as Exhibit 99.1.


Item 7. Exhibits

         (c)      Exhibits.

                    Exhibit Number           Description
                    --------------           ------------

                           99.1              Press Release dated
                                             June 30, 1997 issued
                                             by the Company.

                                   SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTEGON CORPORATION



       July 1, 1997                   By:   /s/ Donald F. McKee
       -------------                       ---------------------
            Date                           Donald F. McKee
                                           Senior Vice President and
                                           Chief Financial Officer
                                           (Principal Financial Officer)

                                  Exhibit Index
                                  -------------


Exhibit Number                     Description                          Page No.
--------------                     -----------                          --------

    99.1                 Press Release dated June 30, 1997                   5
                         issued by the Company

                                  Exhibit 99.1
                                  ------------


                        PRESS RELEASE DATED JUNE 30, 1997
                              ISSUED BY THE COMPANY

Integon Corporation
Winston-Salem, NC 27152

Analysts' Contact:
Gay Huntsman (910) 770-8434

Media Contact:
Turner Coley (910) 760-3000



          Integon Corporation Announces Extension of Exchange Offer for
                           10 3/4% Capital Securities


WINSTON-SALEM, NC, June 30, 1997 - Integon Corporation (NYSE:IN) announced today that Integon Capital I has extended to 5:00 P.M., New York City time, on July 3, 1997 its offer to exchange (the "Exchange Offer") up to $100,000,000 in aggregate liquidation amount of its 10 3/4% Capital Securities, Series B (the "Exchange Securities") for up to $100,000,000 in aggregate liquidation amount of its outstanding 10 3/4% Capital Securities, Series A that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Outstanding Securities"). As of 5:00 P.M. on June 30, 1997, the original expiration date, $98,750,000 aggregate liquidation amount of Outstanding Securities had been tendered.

         The Exchange Agent for the Exchange Offer is First Union National Bank of North Carolina, 230 South Tryon Street, 9th Floor, Charlotte, NC 28288-1179,
Attention:  Mike Klotz.

         Integon Corporation, through its wholly owned property and casualty insurance subsidiaries, specializes in the underwriting and marketing of specialty automobile insurance products to individuals. The Company, headquartered in Winston-Salem, North Carolina, markets its products through approximately 13,000 agencies in 30 states.


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